EXHIBIT 10.1

AMENDMENT NO. 1 TO PREPAID ADVANCE AGREEMENT

THIS AMENDMENT NO. 1 to the Prepaid Advance Agreement (this “Amendment”), dated as of October 22, 2024, is between REKOR SYSTEMS, INC., a Delaware corporation (the “Company”), and YA II PN, LTD., a Cayman Islands exempt limited company (the “Investor”).

WITNESSETH

WHEREAS, reference is made to that certain Prepaid Advance Agreement, dated as of August 14, 2024 (the “PAA”), between the Company and the Investor;

WHEREAS, pursuant to the terms of the PPA, the Investor advanced to the Company the principal amount of $15,000,000 on August 14, 2024 (the “First Pre-Paid Advance”);

WHEREAS, pursuant to the terms of the PAA, upon satisfaction of certain conditions described in the PAA, the Company and the Investor could mutually agree for the Investor to advance to the Company the principal amount of $20,000,000 in a subsequent closing (the “Second Pre-Paid Advance”);

WHEREAS, the Company and the Investor desire to eliminate the option for the Second Pre-Paid Advance; and

WHEREAS, the Company and the Investor desire to amend the PAA as set forth herein, effective as of the date hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. DEFINITIONS.

Any capitalized term used but not defined herein shall have the meaning given to such term in the PAA.

2. AMENDMENTS.

(a) The second paragraph of the preamble to the PAA is hereby deleted in its entirety and replaced with the following:

“WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Investor shall advance to the Company an aggregate amount of up to $15,000,000, which shall be advanced on or about the date of this Agreement (the “Closing”), which amount may be converted, at the option of the Investor, into shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”); and”

(b) Section 2.01 (a) of the PAA is hereby deleted in its entirety and replaced with the following:

“(a) Subject to the satisfaction of the conditions set forth in Annex II attached hereto (the “Advance Conditions”) applicable to the Closing, the Investor shall advance to the Company the principal amount of $15,000,000 (the “Pre-Paid Advance”) on the Closing Date. The Closing shall occur remotely by conference call and electronic delivery of documentation. The date and time of the Closing shall be at 10:00 a.m., New York time, on the first Business Day on which the Advance Conditions are satisfied or waived in writing (or such other date as is mutually agreed to by the Company and the Investor) (the “Closing Date”).”

(c) All references in the PAA to “the Second Closing” and “the Second Pre-Paid Advance”, including in any annexes, schedules and exhibits thereto, are hereby deleted. All references to “the First Closing”, “each Closing” and “the Closings” shall be deemed to refer to the Closing of the Pre-Paid Advance. All references to “the Pre-Paid Advances” and “the First Pre-Paid Advance” shall be deemed to refer to the “Pre-Paid Advance”.

(d) Section (h) of Annex II to the PAA is hereby deleted in its entirety.

3. RATIFICATION.

Except as specifically provided in this Amendment, all terms and provisions of the PAA shall remain unchanged and in full force and effect. The execution of this Amendment shall not directly or indirectly in any way whatsoever either (a) impair, prejudice, or otherwise adversely affect the parties’ right at any time to exercise any right, privilege, or remedy in connection with the PAA, (b) amend or alter any provision of the PAA (other than the amendments expressly provided for in this Amendment), or (c) constitute any course of dealing or other basis for altering any obligation of the parties or any right, privilege, or remedy of the parties under the PAA.

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2

IN WITNESS WHEREOF, the Company and the Investor have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

REKOR SYSTEMS, INC.

By:	/s/Eyal Hen
Name:	Eyal Hen
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Prepaid Advance Agreement]

IN WITNESS WHEREOF, the Company and the Investor have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:	/s/ Matthew Beckman
Name:	Matthew Beckman
Title:	Manager

[Signature Page to Amendment No. 1 to Prepaid Advance Agreement]